Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., July 23, 2026 — Robert Half Inc. (NYSE: RHI) today reported revenues and earnings for the second quarter ended June 30, 2026.
For the three months ended June 30, 2026, net income was $26 million, or $0.26 per share, on revenues of $1.336 billion. For the three months ended June 30, 2025, net income was $41 million, or $0.41 per share, on revenues of $1.370 billion.
For the six months ended June 30, 2026, net income was $40 million, or $0.40 per share, on revenues of $2.637 billion. For the six months ended June 30, 2025, net income was $58 million, or $0.58 per share, on revenues of $2.722 billion.
“For the second quarter of 2026, global enterprise revenues were $1.336 billion, down 2 percent from last year’s second quarter on a reported basis and down 3 percent on an adjusted basis,” said M. Keith Waddell, president and chief executive officer of Robert Half. “Talent solutions delivered its third consecutive quarter of sequential revenue growth on an adjusted basis, while its permanent placement operations also posted adjusted year-over-year revenue growth of 2.5 percent. Global enterprise revenues and earnings exceeded the midpoint of our second-quarter guidance.
“Hiring demand continues to improve, and market conditions are increasingly more supportive of our business. Our unique combination of award-winning high-tech capabilities and high-touch expertise positions us well to help clients navigate a dynamic business environment and connect them with the specialized talent and consulting services they need.
“We would like to thank our global workforce for their continued dedication. Their commitment to excellence was recently recognized as Robert Half earned the No. 1 ranking among Forbes’ America’s Best Professional Recruiting Firms,” Waddell concluded.
Robert Half management will host a conference call at 5 p.m. ET. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 800-330-6710 (+1-213-279-1505 outside the United States and Canada). The confirmation code to access the call is 6715269.
A recorded replay of the call will be available for audio replay beginning July 23 and will remain accessible for 12 months at https://webcasts.com/RobertHalfQ22026. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the last 12 months, Robert Half has been recognized as one of America’s Most Innovative Companies by Fortune and, with Protiviti, has been named as a Fortune® Most Admired Company™ and one of the 100 Best Companies to Work For.
Certain information contained in Management’s Discussion and Analysis and in other parts of this report may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current and forward-looking information about the Company’s corporate responsibility and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing; on internal controls, diligence or processes that are evolving; on representations reviewed or provided by third parties; and on assumptions that are subject to change in the future. Forward-looking statements are estimates only and are based on management’s current expectations; currently available information; and current strategy, plans or forecasts, and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict, often beyond the Company’s control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results and outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, or the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted, or that the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company’s other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. Except as required by law, the Company undertakes no obligation to update information in this report, whether as a result of new information, future events or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(Unaudited)		(Unaudited)

Service revenues	$1,336,365	$1,369,743	$2,636,544	$2,721,650
Costs of services	862,338	860,269	1,682,608	1,713,131

Gross margin	474,027	509,474	953,936	1,008,519

Selling, general and administrative expenses	536,326	507,934	979,324	968,097
Operating (loss) income	(62,299)	1,540	(25,388)	40,422
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(100,878)	(57,654)	(92,651)	(37,483)
Interest income, net	(2,013)	(2,239)	(4,771)	(5,811)
Income before income taxes	40,592	61,433	72,034	83,716
Provision for income taxes	14,274	20,465	31,926	25,398

Net income	$26,318	$40,968	$40,108	$58,318

Diluted net income per share	$0.26	$0.41	$0.40	$0.58

Weighted average shares:
Basic	99,941	100,410	99,783	100,537
Diluted	100,307	100,539	100,104	100,776

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$551,722	$555,626	$1,090,475	$1,118,559
Administrative and customer support	154,859	165,591	304,194	331,218
Technology	162,202	158,403	315,960	310,945
Elimination of intersegment revenues (1)	(121,378)	(119,812)	(238,208)	(237,709)
Total contract talent solutions	747,405	759,808	1,472,421	1,523,013
Permanent placement talent solutions	117,991	114,713	226,995	226,804
Protiviti	470,969	495,222	937,128	971,833
Total service revenues	$1,336,365	$1,369,743	$2,636,544	$2,721,650
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	June 30,
	2026	2025
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$324,714	$380,547
Accounts receivable, net	$821,442	$826,872
Total assets	$2,858,499	$2,832,196
Total current liabilities	$1,456,057	$1,322,626
Total stockholders’ equity	$1,207,659	$1,311,918

	Six Months Ended June 30,
	2026	2025
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$24,639	$25,608
Capitalized cloud computing implementation costs	$16,169	$13,217
Capital expenditures	$15,651	$27,573
Open market repurchases of common stock (shares)	—	1,128

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; adjusted operating income; and adjusted revenue growth rates.
The following measures: adjusted gross margin, adjusted selling, general and administrative expenses and adjusted operating income, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current-period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Gross Margin
Contract talent solutions	$292,422	$297,367	$292,422	$297,367	39.1%	39.1%	39.1%	39.1%	$574,175	$594,300	$574,175	$594,300	39.0%	39.0%	39.0%	39.0%
Permanent placement talent solutions	117,823	114,551	117,823	114,551	99.9%	99.9%	99.9%	99.9%	226,549	226,412	226,549	226,412	99.8%	99.8%	99.8%	99.8%
Total talent solutions	410,245	411,918	410,245	411,918	47.4%	47.1%	47.4%	47.1%	800,724	820,712	800,724	820,712	47.1%	46.9%	47.1%	46.9%
Protiviti	63,782	97,556	87,170	110,357	13.5%	19.7%	18.5%	22.3%	153,212	187,807	174,596	196,569	16.3%	19.3%	18.6%	20.2%
Total	$474,027	$509,474	$497,415	$522,275	35.5%	37.2%	37.2%	38.1%	$953,936	$1,008,519	$975,320	$1,017,281	36.2%	37.1%	37.0%	37.4%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended June 30, 2026 and 2025:

	Three Months Ended June 30, 2026										Three Months Ended June 30, 2025
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$292,422	39.1%	$117,823	99.9%	$410,245	47.4%	$63,782	13.5%	$474,027	35.5%	$297,367	39.1%	$114,551	99.9%	$411,918	47.1%	$97,556	19.7%	$509,474	37.2%
Adjustments (1)	—	—	—	—	—	—	23,388	5.0%	23,388	1.7%	—	—	—	—	—	—	12,801	2.6%	12,801	0.9%
As Adjusted	$292,422	39.1%	$117,823	99.9%	$410,245	47.4%	$87,170	18.5%	$497,415	37.2%	$297,367	39.1%	$114,551	99.9%	$411,918	47.1%	$110,357	22.3%	$522,275	38.1%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the six months ended June 30, 2026 and 2025:

	Six Months Ended June 30, 2026										Six Months Ended June 30, 2025
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$574,175	39.0%	$226,549	99.8%	$800,724	47.1%	$153,212	16.3%	$953,936	36.2%	$594,300	39.0%	$226,412	99.8%	$820,712	46.9%	$187,807	19.3%	$1,008,519	37.1%
Adjustments (1)	—	—	—	—	—	—	21,384	2.3%	21,384	0.8%	—	—	—	—	—	—	8,762	0.9%	8,762	0.3%
As Adjusted	$574,175	39.0%	$226,549	99.8%	$800,724	47.1%	$174,596	18.6%	$975,320	37.0%	$594,300	39.0%	$226,412	99.8%	$820,712	46.9%	$196,569	20.2%	$1,017,281	37.4%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Selling, General and Administrative Expenses
Contract talent solutions	$343,038	$318,871	$274,618	$278,944	45.9%	42.0%	36.7%	36.7%	$610,119	$595,083	$547,058	$569,186	41.4%	39.1%	37.2%	37.4%
Permanent placement talent solutions	115,999	111,218	106,929	106,292	98.3%	97.0%	90.6%	92.7%	217,805	217,353	209,599	214,529	96.0%	95.8%	92.3%	94.6%
Total talent solutions	459,037	430,089	381,547	385,236	53.0%	49.2%	44.1%	44.1%	827,924	812,436	756,657	783,715	48.7%	46.4%	44.5%	44.8%
Protiviti	77,289	77,845	77,289	77,845	16.4%	15.7%	16.4%	15.7%	151,400	155,661	151,400	155,661	16.2%	16.0%	16.2%	16.0%
Total	$536,326	$507,934	$458,836	$463,081	40.1%	37.1%	34.3%	33.8%	$979,324	$968,097	$908,057	$939,376	37.1%	35.6%	34.4%	34.5%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended June 30, 2026 and 2025:

	Three Months Ended June 30, 2026										Three Months Ended June 30, 2025
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$343,038	45.9%	$115,999	98.3%	$459,037	53.0%	$77,289	16.4%	$536,326	40.1%	$318,871	42.0%	$111,218	97.0%	$430,089	49.2%	$77,845	15.7%	$507,934	37.1%
Adjustments (1)	(68,420)	(9.2%)	(9,070)	(7.7%)	(77,490)	(8.9%)	—	—	(77,490)	(5.8%)	(39,927)	(5.3%)	(4,926)	(4.3%)	(44,853)	(5.1%)	—	—	(44,853)	(3.3%)
As Adjusted	$274,618	36.7%	$106,929	90.6%	$381,547	44.1%	$77,289	16.4%	$458,836	34.3%	$278,944	36.7%	$106,292	92.7%	$385,236	44.1%	$77,845	15.7%	$463,081	33.8%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the six months ended June 30, 2026 and 2025:

	Six Months Ended June 30, 2026										Six Months Ended June 30, 2025
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$610,119	41.4%	$217,805	96.0%	$827,924	48.7%	$151,400	16.2%	$979,324	37.1%	$595,083	39.1%	$217,353	95.8%	$812,436	46.4%	$155,661	16.0%	$968,097	35.6%
Adjustments (1)	(63,061)	(4.2%)	(8,206)	(3.7%)	(71,267)	(4.2%)	—	—	(71,267)	(2.7%)	(25,897)	(1.7%)	(2,824)	(1.2%)	(28,721)	(1.6%)	—	—	(28,721)	(1.1%)
As Adjusted	$547,058	37.2%	$209,599	92.3%	$756,657	44.5%	$151,400	16.2%	$908,057	34.4%	$569,186	37.4%	$214,529	94.6%	$783,715	44.8%	$155,661	16.0%	$939,376	34.5%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Operating (Loss) Income
Contract talent solutions	$(50,616)	$(21,504)	$17,804	$18,423	(6.8%)	(2.8%)	2.4%	2.4%	$(35,944)	$(783)	$27,117	$25,114	(2.4%)	(0.1%)	1.8%	1.6%
Permanent placement talent solutions	1,824	3,333	10,894	8,259	1.5%	2.9%	9.2%	7.2%	8,744	9,059	16,950	11,883	3.9%	4.0%	7.5%	5.2%
Total talent solutions	(48,792)	(18,171)	28,698	26,682	(5.6%)	(2.1%)	3.3%	3.1%	(27,200)	8,276	44,067	36,997	(1.6%)	0.5%	2.6%	2.1%
Protiviti	(13,507)	19,711	9,881	32,512	(2.9%)	4.0%	2.1%	6.6%	1,812	32,146	23,196	40,908	0.2%	3.3%	2.5%	4.2%
Total	$(62,299)	$1,540	$38,579	$59,194	(4.7%)	0.1%	2.9%	4.3%	$(25,388)	$40,422	$67,263	$77,905	(1.0%)	1.5%	2.6%	2.9%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating (loss) income for the three months ended June 30, 2026 and 2025:

	Three Months Ended June 30, 2026										Three Months Ended June 30, 2025
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating (Loss) Income
As Reported	$(50,616)	(6.8%)	$1,824	1.5%	$(48,792)	(5.6%)	$(13,507)	(2.9%)	$(62,299)	(4.7%)	$(21,504)	(2.8%)	$3,333	2.9%	$(18,171)	(2.1%)	$19,711	4.0%	$1,540	0.1%
Adjustments (1)	68,420	9.2%	9,070	7.7%	77,490	8.9%	23,388	5.0%	100,878	7.6%	39,927	5.2%	4,926	4.3%	44,853	5.2%	12,801	2.6%	57,654	4.2%
As Adjusted	$17,804	2.4%	$10,894	9.2%	$28,698	3.3%	$9,881	2.1%	$38,579	2.9%	$18,423	2.4%	$8,259	7.2%	$26,682	3.1%	$32,512	6.6%	$59,194	4.3%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating (loss) income for the six months ended June 30, 2026 and 2025:

	Six Months Ended June 30, 2026										Six Months Ended June 30, 2025
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating (Loss) Income
As Reported	$(35,944)	(2.4%)	$8,744	3.9%	$(27,200)	(1.6%)	$1,812	0.2%	$(25,388)	(1.0%)	$(783)	(0.1%)	$9,059	4.0%	$8,276	0.5%	$32,146	3.3%	$40,422	1.5%
Adjustments (1)	63,061	4.2%	8,206	3.6%	71,267	4.2%	21,384	2.3%	92,651	3.6%	25,897	1.7%	2,824	1.2%	28,721	1.6%	8,762	0.9%	37,483	1.4%
As Adjusted	$27,117	1.8%	$16,950	7.5%	$44,067	2.6%	$23,196	2.5%	$67,263	2.6%	$25,114	1.6%	$11,883	5.2%	$36,997	2.1%	$40,908	4.2%	$77,905	2.9%
(1)Changes in the Company’s employee deferred compensation plan obligations are included in operating (loss) income. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2025				2026		2025				2026
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Finance and accounting	-12.3	-10.8	-9.9	-6.9	-4.3	-0.7	-10.0	-10.8	-10.7	-7.8	-6.3	-1.3
Administrative and customer support	-17.2	-13.0	-11.1	-11.4	-9.8	-6.5	-15.2	-13.3	-12.1	-12.5	-11.8	-6.9
Technology	-3.4	0.3	-1.5	-1.0	0.8	2.4	-1.3	0.4	-1.9	-1.2	-0.3	2.3
Elimination of intersegment revenues (1)	4.5	2.9	1.1	3.0	-0.9	1.3	6.8	2.5	0.2	2.2	-2.8	1.2
Total contract talent solutions	-14.0	-11.1	-10.1	-8.2	-5.0	-1.6	-11.8	-11.1	-10.9	-9.0	-6.8	-2.1
Permanent placement talent solutions	-10.2	-12.5	-10.7	-5.1	-2.8	2.9	-7.8	-12.6	-11.4	-5.9	-4.7	2.5
Total talent solutions	-13.5	-11.3	-10.2	-7.9	-4.7	-1.0	-11.3	-11.3	-11.0	-8.6	-6.6	-1.5
Protiviti	2.7	1.8	-2.6	-2.0	-2.2	-4.9	4.7	1.5	-3.4	-2.8	-3.8	-5.0
Total	-8.4	-7.0	-7.5	-5.8	-3.8	-2.4	-6.2	-7.1	-8.3	-6.6	-5.6	-2.8

United States
Contract talent solutions	-11.8	-10.7	-10.3	-9.5	-7.6	-2.1	-10.7	-10.7	-10.4	-9.2	-7.5	-1.8
Permanent placement talent solutions	-8.5	-13.2	-11.3	-5.8	-5.9	6.0	-7.3	-13.2	-11.4	-5.5	-5.7	6.3
Total talent solutions	-11.4	-11.0	-10.4	-9.0	-7.4	-1.1	-10.3	-11.0	-10.5	-8.8	-7.3	-0.8
Protiviti	2.3	-0.7	-5.5	-5.9	-6.4	-5.8	3.6	-0.7	-5.6	-5.6	-6.3	-5.5
Total	-6.9	-7.4	-8.6	-7.9	-7.1	-2.9	-5.7	-7.4	-8.7	-7.6	-6.9	-2.5

International
Contract talent solutions	-20.7	-12.5	-9.7	-4.0	4.3	-0.1	-16.2	-12.9	-12.4	-8.7	-3.4	-3.5
Permanent placement talent solutions	-14.5	-10.6	-9.0	-3.5	5.7	-4.8	-10.1	-11.2	-11.2	-7.0	-0.9	-7.1
Total talent solutions	-19.8	-12.2	-9.6	-3.9	4.5	-0.9	-15.3	-12.6	-12.2	-8.4	-3.0	-4.1
Protiviti	4.4	13.1	11.1	14.7	16.0	-1.2	7.9	10.7	7.5	9.1	8.1	-3.1
Total	-13.6	-5.3	-3.8	1.8	8.1	-1.0	-9.4	-6.3	-6.7	-3.0	0.4	-3.8
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current-period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Finance and accounting
As Reported	-12.3	-10.8	-9.9	-6.9	-4.3	-0.7
Billing Days Impact	1.3	0.4	-0.2	0.3	0.0	0.1
Currency Impact	1.0	-0.4	-0.6	-1.2	-2.0	-0.7
As Adjusted	-10.0	-10.8	-10.7	-7.8	-6.3	-1.3

Administrative and customer support
As Reported	-17.2	-13.0	-11.1	-11.4	-9.8	-6.5
Billing Days Impact	1.3	0.4	0.0	0.3	0.0	0.1
Currency Impact	0.7	-0.7	-1.0	-1.4	-2.0	-0.5
As Adjusted	-15.2	-13.3	-12.1	-12.5	-11.8	-6.9

Technology
As Reported	-3.4	0.3	-1.5	-1.0	0.8	2.4
Billing Days Impact	1.4	0.5	-0.1	0.3	0.0	0.2
Currency Impact	0.7	-0.4	-0.3	-0.5	-1.1	-0.3
As Adjusted	-1.3	0.4	-1.9	-1.2	-0.3	2.3

Elimination of intersegment revenues
As Reported	4.5	2.9	1.1	3.0	-0.9	1.3
Billing Days Impact	1.6	0.5	-0.1	0.4	0.0	0.2
Currency Impact	0.7	-0.9	-0.8	-1.2	-1.9	-0.3
As Adjusted	6.8	2.5	0.2	2.2	-2.8	1.2

Total contract talent solutions
As Reported	-14.0	-11.1	-10.1	-8.2	-5.0	-1.6
Billing Days Impact	1.3	0.4	-0.2	0.3	0.0	0.2
Currency Impact	0.9	-0.4	-0.6	-1.1	-1.8	-0.7
As Adjusted	-11.8	-11.1	-10.9	-9.0	-6.8	-2.1

Permanent placement talent solutions
As Reported	-10.2	-12.5	-10.7	-5.1	-2.8	2.9
Billing Days Impact	1.3	0.5	-0.1	0.3	0.0	0.1
Currency Impact	1.1	-0.6	-0.6	-1.1	-1.9	-0.5
As Adjusted	-7.8	-12.6	-11.4	-5.9	-4.7	2.5

Total talent solutions
As Reported	-13.5	-11.3	-10.2	-7.9	-4.7	-1.0
Billing Days Impact	1.2	0.4	-0.2	0.4	0.0	0.2
Currency Impact	1.0	-0.4	-0.6	-1.1	-1.9	-0.7
As Adjusted	-11.3	-11.3	-11.0	-8.6	-6.6	-1.5

Protiviti
As Reported	2.7	1.8	-2.6	-2.0	-2.2	-4.9
Billing Days Impact	1.5	0.4	-0.2	0.3	0.0	0.2
Currency Impact	0.5	-0.7	-0.6	-1.1	-1.6	-0.3
As Adjusted	4.7	1.5	-3.4	-2.8	-3.8	-5.0

Total
As Reported	-8.4	-7.0	-7.5	-5.8	-3.8	-2.4
Billing Days Impact	1.4	0.4	-0.2	0.3	0.0	0.1
Currency Impact	0.8	-0.5	-0.6	-1.1	-1.8	-0.5
As Adjusted	-6.2	-7.1	-8.3	-6.6	-5.6	-2.8

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Contract talent solutions
As Reported	-11.8	-10.7	-10.3	-9.5	-7.6	-2.1
Billing Days Impact	1.1	0.0	-0.1	0.3	0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-10.7	-10.7	-10.4	-9.2	-7.5	-1.8

Permanent placement talent solutions
As Reported	-8.5	-13.2	-11.3	-5.8	-5.9	6.0
Billing Days Impact	1.2	0.0	-0.1	0.3	0.2	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-7.3	-13.2	-11.4	-5.5	-5.7	6.3

Total talent solutions
As Reported	-11.4	-11.0	-10.4	-9.0	-7.4	-1.1
Billing Days Impact	1.1	0.0	-0.1	0.2	0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-10.3	-11.0	-10.5	-8.8	-7.3	-0.8

Protiviti
As Reported	2.3	-0.7	-5.5	-5.9	-6.4	-5.8
Billing Days Impact	1.3	0.0	-0.1	0.3	0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	3.6	-0.7	-5.6	-5.6	-6.3	-5.5

Total
As Reported	-6.9	-7.4	-8.6	-7.9	-7.1	-2.9
Billing Days Impact	1.2	0.0	-0.1	0.3	0.2	0.4
Currency Impact	―	―	―	―	―	―
As Adjusted	-5.7	-7.4	-8.7	-7.6	-6.9	-2.5

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Contract talent solutions
As Reported	-20.7	-12.5	-9.7	-4.0	4.3	-0.1
Billing Days Impact	0.6	1.4	0.0	0.1	0.6	-0.5
Currency Impact	3.9	-1.8	-2.7	-4.8	-8.3	-2.9
As Adjusted	-16.2	-12.9	-12.4	-8.7	-3.4	-3.5

Permanent placement talent solutions
As Reported	-14.5	-10.6	-9.0	-3.5	5.7	-4.8
Billing Days Impact	0.6	1.4	0.0	0.2	0.6	-0.4
Currency Impact	3.8	-2.0	-2.2	-3.7	-7.2	-1.9
As Adjusted	-10.1	-11.2	-11.2	-7.0	-0.9	-7.1

Total talent solutions
As Reported	-19.8	-12.2	-9.6	-3.9	4.5	-0.9
Billing Days Impact	0.6	1.4	0.0	0.1	0.7	-0.4
Currency Impact	3.9	-1.8	-2.6	-4.6	-8.2	-2.8
As Adjusted	-15.3	-12.6	-12.2	-8.4	-3.0	-4.1

Protiviti
As Reported	4.4	13.1	11.1	14.7	16.0	-1.2
Billing Days Impact	0.7	1.7	0.0	0.1	0.7	-0.5
Currency Impact	2.8	-4.1	-3.6	-5.7	-8.6	-1.4
As Adjusted	7.9	10.7	7.5	9.1	8.1	-3.1

Total
As Reported	-13.6	-5.3	-3.8	1.8	8.1	-1.0
Billing Days Impact	0.6	1.5	0.0	0.2	0.6	-0.5
Currency Impact	3.6	-2.5	-2.9	-5.0	-8.3	-2.3
As Adjusted	-9.4	-6.3	-6.7	-3.0	0.4	-3.8